Exhibit 99.1

Cavium

Announces Financial Results for Q2 2015

SAN JOSE, Calif., July 29, 2015 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable secure and intelligent processing for enterprise, data center, wired and wireless networking, today announced financial results for the second quarter ended June 30, 2015.

Net revenue in the second quarter of 2015 was $105.0 million, a 3.1% sequential increase from the $101.8 million reported in the first quarter of 2015 and a 15.8% year-over-year increase from the $90.7 million reported in the second quarter of 2014.

Generally Accepted Accounting Principles (GAAP) Results

Net loss in the second quarter of 2015 was $6.4 million, or $(0.11) per diluted share, compared to $13.9 million, or $(0.25) per diluted share in the first quarter of 2015. Gross margins were 64.1% in the second quarter of 2015 compared to 64.8% in the first quarter of 2015. Total cash and cash equivalents were $122.0 million at June 30, 2015.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the second quarter of 2015, Non-GAAP net income was $24.2 million, or $0.41 per diluted share. Non-GAAP gross margin was 66.8% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 23.0%.

Recent News Highlights

•	July 22, 2015 - Cavium Unveiled the 100 Gbps NITROX® V Security Processor Family
•	July 13, 2015 - Cavium and Leading Partners Showcased Advanced ThunderX™ ARM-based Server Platforms and Software for High Performance Computing at ISC 2015
•	July 13, 2015 - Cavium Announced Beta Support for PathScale EKOPath Compiler and Optimized Math Libraries on ThunderX™ Processor Family
•	July 13, 2015 - Cavium Unveiled Flash Support for the Cavium ThunderX™ Processor Family
•	July 13, 2015 - Cavium Added Support for Mellanox InfiniBand Adapters for ThunderX™ Processor Family
•	July 13, 2015 - Mont-Blanc HPC software stack tested on E4's HPC platform based on ARM64 Cavium ThunderX processor
•	June 16, 2015 - Cavium Crowned Winner of SDN Idol 2015 at Open Networking Summit 2015
•	June 16, 2015 - Cavium Unleashed the Power of SDN through OpenFlow at ONS 2015
•	June 10, 2015 Cavium Announced New Low Power 16-core OCTEON® III SoC Processors for Next Generation Enterprise, Data Center and Service Provider Infrastructure
•	June 10, 2015 - 64-bit MIPS architecture provides low-power, high-throughput processing for Cavium's new OCTEON® III processors
•	June 10, 2015 - Green Hills Software Announced INTEGRITY® RTOS Multicore Support for OCTEON® III Family of SoC from Cavium
•	June 6, 2015 - Qulsar's Processors Managed Timing Engine Enhances Timing Synchronization in Cavium Small Cell Basestation Designs
•	June 1, 2015 - Cavium and Leading Partners Showcased Best-in-Class Product Solutions across Cloud, Data Center and Enterprise at Computex 2015
•	June 1, 2015 - Cavium Announced Collaboration with Pegatron on Server Platforms based on Cavium's ThunderX™ Workload Optimized Processor Family
•	June 1, 2015 - Leading Network Solution Providers and ODMs Partner with Cavium to Bring to Market Multiple Hardware Ethernet Switch Platforms
•	June 1, 2015 - Cavium OCTEON® III Expands Footprint to Industrial, Military and Aerospace Applications by Offering Standard Computer-On-Module Form Factors
•	May 18, 2015 - Cavium Partners with Canonical to Demonstrate Optimized Cloud Infrastructure with OpenStack at Scale on ThunderX™
•	May 14, 2015 - QLogic and Cavium Collaborates to Deliver Accelerated Performance for Enterprise and Cloud Storage Applications

Cavium, Inc. will broadcast its second quarter of 2015 financial results conference call today, July 29, 2015, at 2 p.m. Pacific time (5 p.m. Eastern time).  The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com.  Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud and wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium’s processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium’s principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	June 30, 2015	March 31, 2015
Net revenue	$104,961	$101,778
Cost of revenue	37,673	35,799
Gross profit	67,288	65,979
Operating expenses:
Research and development	52,225	58,422
Sales, general and administrative	20,336	20,671
Total operating expenses	72,561	79,093
Loss from operations	(5,273)	(13,114)
Other expense, net:
Interest expense	(388)	(410)
Other, net	(33)	(66)
Total other expense, net	(421)	(476)
Loss before income taxes	(5,694)	(13,590)
Provision for income taxes	661	301
Net loss	(6,355)	(13,891)
Net loss per common share, basic and diluted	$(0.11)	$(0.25)
Shares used in computing basic and diluted net loss per common share	55,507	54,882

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015
Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$52,225	$58,422
Stock-based compensation and related payroll taxes	(7,896)	(7,823)
Amortization of acquisition related assets	(2,932)	-
Net restructuring related expenses	-	(254)
Research and development expenses associated with Xpliant	(8,845)	(20,142)
Non-GAAP research and development expenses	$32,552	$30,203

GAAP sales, general and administrative expenses	$20,336	$20,671
Stock-based compensation and related payroll taxes	(4,429)	(5,138)
Amortization of acquisition related assets	(11)	(11)
Net restructuring related expenses	-	(68)
Sales, general and administrative expenses associated with Xpliant	(2,554)	(1,979)
Non-GAAP sales, general and administrative expenses	$13,342	$13,475
Total Non-GAAP operating expenses	$45,894	$43,678

Reconciliation of GAAP non-operating expenses to non-GAAP non-operating income:
GAAP non-operating expenses	$(421)	$(476)
Non-operating expenses associated with Xpliant	1,144	1,124
Total Non-GAAP non-operating income	$723	$648

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	June 30, 2015	March 31, 2015
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$104,961	$101,778
GAAP gross profit	67,288	65,979
GAAP gross margin	64.1%	64.8%

Stock-based compensation and related payroll taxes	212	213
Amortization of acquisition related assets	157	795
Discontinued mask	2,420	-
Net restructuring related expenses	-	42
Non-GAAP gross profit	$70,077	$67,029
Non-GAAP gross margin	66.8%	65.9%

Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(5,273)	$(13,114)
Stock-based compensation and related payroll taxes	12,537	13,174
Amortization of acquisition related assets	3,100	806
Discontinued mask	2,420	-
Net restructuring related expenses	-	364
Loss from operations of Xpliant	11,399	22,121
Non-GAAP income from operations	$24,183	$23,351
Non-GAAP income from operations as a percentage of revenue	23.0%	22.9%

Reconciliation of GAAP loss to non-GAAP net income:
GAAP net loss	$(6,355)	$(13,891)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	12,537	13,174
Amortization of acquisition related assets	3,100	806
Discontinued mask	2,420	-
Net restructuring related expenses and other charges	-	364
Loss from operations and non-operating expenses of Xpliant	12,543	23,245
Total of non-GAAP adjustments	30,600	37,589
Non-GAAP net income	$24,245	$23,698

GAAP net loss per share, diluted	$(0.11)	$(0.25)
Non-GAAP adjustments detailed above	0.52	0.65
Non-GAAP net income per share, diluted	$0.41	$0.40

GAAP weighted average shares, diluted	55,507	54,882
Non-GAAP share adjustment	4,114	4,286
Non-GAAP weighted average shares, diluted	59,621	59,168

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of June 30, 2015	As of March 31, 2015
Assets
Current assets
Cash and cash equivalents	$121,984	$121,025
Accounts receivable, net	67,165	56,817
Inventories	50,403	52,312
Prepaid expenses and other current assets	9,312	8,944
Total current assets	248,864	239,098
Property and equipment, net	60,235	58,828
Intangible assets, net	37,023	37,532
Goodwill	71,478	71,478
Other assets	1,952	1,935
Total assets	$419,552	$408,871

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$32,702	$25,100
Other accrued expenses and other current liabilities	14,950	15,945
Deferred revenue	7,273	6,047
Capital lease and technology license obligations	18,383	16,324
Total current liabilities	73,308	63,416
Capital lease and technology license obligations, net of current	15,981	20,788
Deferred tax liability	3,159	2,997
Other non-current liabilities	2,970	2,819
Total liabilities	95,418	90,020

Stockholders' equity
Common stock	56	55
Additional paid-in capital	516,676	505,039
Accumulated deficit	(192,598)	(186,243)
Total stockholders' equity	324,134	318,851
Total liabilities and stockholders' equity	$419,552	$408,871

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com